HAMILTON LANE ANNOUNCES STRATEGIC LEADERSHIP CHANGES
•Reflects Next Stage of Growth for Industry-Leading Private Markets Investment Management Firm
•Elevates Several Key Professionals, Highlighting Firm’s Deep Reserve of Talent
CONSHOHOCKEN, PA – JULY 20, 2023 – Hamilton Lane (Nasdaq: HLNE), a leading global private markets investment management firm, today announced a series of senior leadership changes designed to position the firm for continued growth and long-term success on a global scale. The elevation of these key professionals to take on more expansive roles illustrates the firm’s strong operational foundation, investment expertise and collaborative, performance-driven culture.
“We are delighted to strengthen Hamilton Lane’s leadership team with a group of long-tenured, experienced professionals who bring innovative perspectives, strategic insights and a forward-looking, global mindset to our firm,” said Hamilton Lane CEO Mario Giannini. “In recognizing and elevating this talented group, we are helping to ensure that Hamilton Lane continues to serve as a valued partner to our clients around the world, and as a steady engine of transformation and growth within our asset class.”
•Jeffrey Armbrister has been appointed to serve as Hamilton Lane’s Chief Financial Officer, succeeding Atul Varma, who is leaving the firm to pursue other interests. Varma will continue in his role as CFO until August 8 and will remain with the firm as a senior advisor over the next several months to facilitate an orderly transition. For the last five years, Armbrister has led the firm’s Direct Equity investment business, which earlier this year closed its latest fund on more than $2 billion of investor commitments. He has been with Hamilton Lane since 2018 and brings a proven track record of transaction-based investing and operational experience leading both investment and finance teams, and working with management teams and corporate boards to execute strategic initiatives, grow businesses and solve complex problems.
•Andrew (Drew) Schardt will become a Vice Chairman of Hamilton Lane, while retaining his role as Head of Investment Strategy. In both of these capacities Schardt will continue to implement executive-level initiatives while maintaining broader leadership responsibilities across the firm’s global investment platform. Schardt will also step into the role of Head of Direct Equity, replacing Armbrister. Schardt has held a number of senior investment positions at Hamilton Lane, including on the Direct Equity team, where he began his 15-year career at the firm.
•In addition, Hamilton Lane is pleased to announce that, effective September 5, Ken Binick will join the firm as Managing Director and Head of Execution on the Direct Equity team, reporting to Schardt. Binick, who most recently served as Co-Head of the Co-Investment business at Portfolio Advisors, brings a distinguished investment track record and extensive operational, team management and transactional experience to the Direct Equity team.
•    Richard Hope, Hamilton Lane’s Head of EMEA, will assume the additional role of Co-Head of Investments, alongside Tom Kerr. In this new capacity, Hope, who is based in London, will take on broad leadership and management responsibilities across the global investment platform. Hope joined Hamilton Lane in 2011 and has led the firm’s efforts across Europe, the Middle East and Africa, playing an instrumental role in advancing Hamilton Lane’s geographic expansion and in broadening its investment activities outside the U.S. Hope’s continued leadership is complementary to those ongoing expansionary efforts.
•Nayef Perry will assume sole leadership of the firm’s credit business as Head of Direct Credit, after previously serving as Co-Head alongside Schardt. Since joining Hamilton Lane in 2013, Perry has been instrumental in building the firm’s credit platform and capabilities, including management of its 25+ person global Direct Credit team. Most recently, Perry was a key driver behind the launch of the Senior Credit Opportunities Fund, an evergreen credit vehicle. His leadership mandate will include seeking new opportunities to build on Hamilton Lane’s success and continue to expand its credit platform.
The changes are effective as of August 8, 2023.
The most recent senior leadership changes follow Hamilton Lane’s appointment in May of Andrea Kramer as Chief Operating Officer. She joined the firm in 2005 and has significant experience across every facet of the business, serving as Head of the Fund Investment team, an Investment Committee member, and on a number of fund advisory boards. Prior to Hamilton Lane, Kramer worked as a General Partner at Exelon Capital Partners; as a Senior Business Development Manager for Philadelphia Gas Works; and as a Fund Manager for Murex Corporation.
“We wish Atul well on his future endeavors and thank him for his contributions to our firm,” Giannini said. “Today, we remain focused on growing our organization thoughtfully and strategically, on staying competitive in an ever-changing environment, and on continuing to challenge, develop and retain our talented bench of professionals to help create even greater long-term value for our clients, investors, shareholders and employees.”
ABOUT HAMILTON LANE
Hamilton Lane (Nasdaq: HLNE) is one of the largest private markets investment firms globally, providing innovative solutions to institutional and private wealth investors around the world. Dedicated exclusively to private markets investing for more than 30 years, the firm currently employs approximately 600 professionals operating in offices throughout North America, Europe, Asia Pacific and the Middle East. Hamilton Lane has nearly $857 billion in assets under management and supervision, composed of $112 billion in discretionary assets and approximately $745 billion in non-discretionary assets, as of March 31, 2023. Hamilton Lane specializes in building flexible investment programs that provide clients access to the full spectrum of private markets strategies, sectors and geographies. For more information, please visit www.hamiltonlane.com or follow Hamilton Lane on LinkedIn: https://www.linkedin.com/company/hamilton-lane/.
Forward-Looking Statements
Some of the statements in this release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as “will”, “expect”, “believe”, “estimate”, “continue”, “anticipate”, “intend”, “plan” and similar expressions are intended to identify these forward-looking statements. Forward-looking statements discuss management’s current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including risks relating to: our ability to manage growth, fund performance, competition in our industry, changes in our regulatory environment and tax status; market conditions generally; our ability to access suitable investment opportunities for our clients; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to manage our obligations under our debt agreements; defaults by clients and third-party investors on their obligations to fund commitments; our exposure and that of our clients and investors to the credit risks of financial institutions at which we and they hold accounts; our ability to comply with investment guidelines set by our clients; our ability to successfully integrate acquired businesses with ours; our ability to manage risks associated with introducing new types of investment structures, products or services or entering into strategic partnerships; our ability to manage redemption or repurchase rights in certain of our funds; our ability to manage, identify and anticipate risks we face; our ability to manage the effects of events outside of our control; and our ability to receive distributions from Hamilton Lane Advisors, L.L.C. to fund our payment of dividends, taxes and other expenses.
The foregoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks that we face, you should refer to the “Risk Factors” detailed in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2023 and our subsequent reports filed from time to time with the Securities and Exchange Commission. The forward-looking statements included in this release are made only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law.
Media Contact
Kate McGann
kmcgann@hamiltonlane.com
+1 240-888-4078
Investor Contact
John Oh
joh@hamiltonlane.com
+1 610 617 6026

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